UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2022

VISTAS MEDIA ACQUISITION COMPANY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39433	85-0588009
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Wall Street, 8th Floor

New York, NY 10005

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (212) 859-3525

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)
Units, each consisting of one share of Class A Common Stock and one redeemable warrant	VMACU

Class A common stock, par value $0.0001 per share	VMAC

Warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	VMACW

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Vistas Media Acquisition Company Inc. (“Company” or “VMAC”) hereby amends its Current Report on Form 8-K, filed on August 17, 2020, as set forth in this Amendment No. 1 on Current Report on Form 8-K/A, to amend and restate its audited balance sheet as of August 11, 2020.

              We are filing this Amendment to address matters discussed in the SEC staff’s recent communications with certain independent registered public accounting firms regarding the classification of the stockholders’ equity of a Special Purpose Acquisition Company (“SPAC”) as permanent equity, which the Company has determined should be reclassified as temporary equity. In the SEC’s informal guidance, the SEC staff noted to certain independent registered public accounting firms that stockholders’ equity of a SPAC should be classified as temporary equity, as compared to the historical classification of SPAC stockholders’ equity as permanent equity, which has been the practice of most SPACs, including us. We had previously classified stockholders’ equity as permanent equity.

              After considering the SEC staff’s recent communications with certain independent registered public accounting firms, we have concluded that there are misstatements in our previously filed financial statements. As such, our management determined that our disclosure controls and procedures as of August 11, 2020 were not effective solely as a result of its classification of stockholders’ equity as permanent equity.

              The change in accounting for stockholders’ equity did not have any impact on our liquidity, cash flows, revenues or costs of operating our business and the other non-cash adjustments to the financial statements. The change in accounting for stockholders’ equity does not impact the amounts previously reported for the Company’s cash and cash equivalents, investments held in trust account, operating expenses or total cash flows from operations for any of the reported periods.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited Balance Sheet as of August 11, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTAS MEDIA ACQUISITION COMPANY INC.

By:	/s/ F. Jacob Cherian
	Name:	F. Jacob Cherian
	Title:	Chief Executive Officer and Secretary

Dated: January 14, 2022

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